Exhibit 4.1

FORM OF COMMON STOCK CERTIFICATE

Number	Shares

LPTX	CUSIP

See Reverse for
Certain Definitions

LEAP THERAPEUTICS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that

is the Registered Holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

Leap Therapeutics, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Company and amendments thereto, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

Dated:
Leap Therapeutics, Inc. Corporate Seal

President		Treasurer and Secretary

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT - Custodian
		(Cust)	(Minor)
TEN ENT -	as tenants by the entireties	under Uniform Gifts to Minors Act
(Shares)

JT TEN -	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT - Custodian (until age )
(Cust)
under Uniform Gifts to Minors Act
		(Minor)	(Shares)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                            HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                            SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND SO HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS                                                ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:	20

SIGNATURE:

SIGNATURE:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE, WHATSOEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.